                                  Exhibit 10.15
                                  -------------

                          WAIVER, CONSENT AND AGREEMENT
                          -----------------------------

          This WAIVER, CONSENT AND AGREEMENT (this "Agreement") is entered into
                                                    ---------
as of December 31, 2001, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand and MICROSTRATEGY
                         --------
INCORPORATED, a Delaware corporation ("Parent"), MICROSTRATEGY SERVICES
                                       ------
CORPORATION, a Delaware corporation ("Borrower"), Strategy.com Incorporated, a
                                      --------
Delaware corporation ("Strategy.com"), and Microstrategy Capital Corporation, a
                       ------------
Delaware corporation ("MCC"), on the other hand, with reference to the
                       ---
following:

     A. Foothill, Parent, and Borrower heretofore have entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 14, 2001, as amended by that certain Consent and Amendment Number One to Amended and Restated Loan and Security Agreement, entered into as of August 29, 2001 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan
                                                                      ----
          Agreement"), pursuant to which Foothill has made certain loans and
          ---------
          financial accommodations available to Borrower.

     B. Strategy.com and MCC are Subsidiaries of Parent and Guarantors to the Loan Agreement.

     C. Parent, Borrower, Strategy.com and MCC have made the following requests of Foothill (the "Requested Transactions"):
                                     ----------------------

          (i) That Parent be permitted to transfer the assets described on Schedule A (the "MCC Transferred Assets") to MCC;
                ----------       ----------------------

          (ii) That MCC be permitted to sell the MCC Transferred Assets and distribute the proceeds therefrom to Parent;

          (iii) That MCC be permitted to change its name to Microstrategy Administration Corporation; and

          (iv) That Strategy.com be permitted to transfer the assets described on Schedule B (the "Strategy.com Transferred Assets") to Parent.
                   ----------       -------------------------------

     D. Subject to the terms and conditions contained herein, Foothill is willing to waive the provisions of the Loan Agreement and applicable Loan Documents for which the above Requested Transactions would prohibit or violate so long as the Requested Transactions are consummated in accordance with the terms and conditions set forth herein.

     E. Terms used herein without definitions shall have the meanings ascribed to them in the Loan Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Agreement.
        ---------

          (a) Foothill hereby waives the provisions of the Loan Agreement and applicable Loan Documents that would prohibit or that would be violated by the transfer of the MCC Transferred Assets from Parent to MCC, on the following conditions:

          1. the MCC Transferred Assets are transferred directly to MCC and are not transferred to a location other than a location pursuant to which Lender and the applicable landlord have entered into a Collateral Access Agreement applicable to the MCC Transferred Assets;

          2. to the extent requested, MCC will consent to the filing of UCC financing statements requested by Foothill relating to the MCC Transferred Assets; and

          3. any further sales or other dispositions of the MCC Transferred Assets by MCC are done in accordance with the provisions of the Loan Agreement as further modified by paragraph (b) below.

          (b) Foothill hereby waives the provisions of the Loan Agreement and applicable Loan Documents that would prohibit MCC from or would be violated by MCC selling or otherwise disposing the MCC Transferred Assets, on the following conditions:

          1. the MCC Transferred Assets are not further sold or transferred to an Affiliate of Parent without the express written consent of Foothill;

          2. all further sales or other dispositions of the MCC Transferred Assets (including a transfer to or for the benefit of a company leasing goods to any Borrower or any Guarantor in exchange for title to goods leased to such Borrower or Guarantor) are conducted on an arm's length basis; and

          3. 100% of the cash proceeds (less reasonable and customary selling expenses) from the sales of the MCC Transferred Assets are deposited directly to an account which is subject to a Control Agreement.

          In connection with the sale or other disposition of all or any portion of the MCC Transferred Assets in accordance with this clause (b), Foothill shall promptly release any and all security interests in or liens on such MCC Transferred Assets so sold or disposed of, and shall, upon request of MCC or any such buyer (at Borrower's expense), provide MCC and such buyer with such documentation as they may reasonably request to reflect and confirm the release and termination of Foothill's security interests in and liens on such MCC Transferred Assets.

          (c) Foothill hereby waives the provisions of the Loan Agreement and applicable Loan Documents that would prohibit MCC from or would be violated by MCC changing its name to Microstrategy Administration Corporation (including any provisions requiring prior notice of such change in name). MCC hereby consents to the filing of UCC financing statements requested by Foothill relating to such name change and agrees to deliver to Foothill a written notice attaching a copy of the certificate of amendment relating to such name change within 2 Business Days of the filing thereof; and

          (d) Foothill hereby waives the provisions of the Loan Agreement and applicable Loan Documents that would prohibit or that would be violated by the transfer of the Strategy.com Transferred Assets from Strategy.com to Parent, on the following conditions:

          1. the Strategy.com Transferred Assets are transferred directly to Parent and are not transferred to a location other than a location pursuant to which Lender and the applicable landlord have entered into a Collateral Access Agreement applicable to the Strategy.com Transferred Assets;

          2. all future transfers, sales or other dispositions of the Strategy.com Transferred Assets, following the initial transfer to Parent, are done in accordance with the terms and conditions of the Loan Agreement; and

          3. to the extent requested, Parent will consent to the filing of UCC financing statements requested by Foothill relating to the Strategy.com Transferred Assets.

     2. Conditions Precedent to Agreement. The satisfaction of each of the
        ---------------------------------
following, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Agreement and each and every provision hereof:

          (a) Foothill shall have received this Agreement, duly executed by the parties hereto, and the same shall be in full force and effect;

          (b) Foothill shall have received (1) a fully executed Amendment Number One to Trademark Security Agreement and (2) additional fully executed Patent Security Agreements in form and substance satisfactory to Foothill;

          (c) No Default or Event of Default shall have occurred and be continuing on the date hereof, or shall result from the consummation of the transactions contemplated herein;

          (d) Each of the representations and warranties contained in the Loan Agreement shall be true and correct in all respects on and as of the effectiveness hereof (as modified by the revised Exhibits and Schedules attached hereto), as though made on and as of such date except for such representations or warranties that are made expressly as of an earlier date;

          (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against any party hereto; and

          (f) Foothill shall have received all expenses and costs incurred by Foothill in entering into this Agreement, including attorney's fees.

     3. Representations and Warranties. Borrower, Strategy.com, MCC and Parent
        ------------------------------
each hereby represents and warrants to Foothill that:

          (a) the execution, delivery, and performance of this Agreement are within its corporate powers, has been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

          (b) this Agreement constitutes a legal, valid, and binding obligation, enforceable against it in accordance with its terms;

          (c) this Agreement has been duly executed and delivered by each such party; and

          (d) the MCC Transferred Assets are not currently being used in the operation of Parent's business and the Strategy.com Transferred Assets are not currently being used in the operation of Strategy.com's business.

     4. Miscellaneous.
        -------------

          (a)   Counterparts; Telefacsimile Execution; Effectiveness. This
                ----------------------------------------------------
     Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

          (b)   Choice of Law and Venue; Jury Trial Waiver. This Agreement shall
                ------------------------------------------
     be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of Section 13 of the Loan Agreement are hereby incorporated herein by this reference mutatis mutandis.

          (c)   Limited Agreement. The waivers, consents, and modifications
                -----------------
     herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under the Loan Agreement.

          (d)   Loan Document. This Agreement shall be considered a Loan
                -------------
     Document for all purposes under the Loan Agreement, including Section 8.2 thereof.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.



                                        MICROSTRATEGY INCORPORATED,
                                        a Delaware corporation

                                        By:    /s/ ERIC F. BROWN
                                               ------------------------------
                                        Title: President and Chief Financial
                                               Officer

                                        MICROSTRATEGY SERVICES CORPORATION,
                                        a Delaware corporation

                                        By:    /s/ ERIC F. BROWN
                                               ------------------------------
                                        Title: Vice President and Treasurer


                                        STRATEGY.COM INCORPORATED,
                                        a Delaware corporation

                                        By:    /s/ ERIC F. BROWN
                                               ------------------------------
                                        Title: Chief Financial Officer


                                        MICROSTRATEGY CAPITAL CORPORATION,
                                        a Delaware corporation

                                        By:    /s/ ERIC F. BROWN
                                               ------------------------------
                                        Title: Treasurer


                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation

                                        By:    /s/ GREG GENTRY
                                               ------------------------------
                                        Title: Vice President